UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 14, 2014 (October 10, 2014)

MEMORIAL PRODUCTION PARTNERS LP

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35364	90-0726667
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1800 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 588-8300

1301 McKinney, Suite 2100

Houston, Texas 77010

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On October 10, 2014, Memorial Production Partners LP (the “Partnership”), Memorial Production Operating LLC (“Operating LLC”), Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”), and the other parties thereto entered into an eighth amendment to the Credit Agreement, dated as of December 14, 2011, by and among the Partnership, Operating LLC, the Administrative Agent and the other agents and lenders party thereto (the “Eighth Amendment”). The Eighth Amendment, among other things, increases the borrowing base to $1.44 billion, and permits Operating LLC to elect, up to two times per fiscal year, additional interim borrowing base redeterminations upon any material acquisition.

The representations and warranties of the Partnership and its subsidiaries in the Eighth Amendment were made only for purposes of that agreement and as of specific dates and were solely for the benefit of the lenders party thereto. The Eighth Amendment is a contractual document that establishes and governs the legal relations among the parties thereto and is not intended to be a source of factual, business, or operational information about the Partnership and its subsidiaries. Accordingly, such representations and warranties in the Eighth Amendment should not be relied upon as characterizations of the actual state of facts or circumstances.

The foregoing summary of the Eighth Amendment is not complete and is qualified in its entirety by reference to the full text of the Eighth Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Eighth Amendment above under Item 1.01 is incorporated in this Item 2.03 by reference. A copy of the Eighth Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.	Other Events.

The Partnership has filed the unaudited statements of revenues and direct operating expenses for its acquisition of oil and natural gas liquids properties in Wyoming from Merit Energy Company, LLC and certain of its affiliates (the “Acquisition”) for the six months ended June 30, 2014 and 2013 (unaudited), which is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Partnership has also filed the unaudited pro forma condensed combined balance sheet of the Partnership as of June 30, 2014 and the unaudited condensed combined pro forma statement of operations for the sixth months ended June 30, 2014, including notes thereto, which gives effect to the Acquisition and related financing transactions and are attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

 (d)   Exhibits.

Exhibit Number	Description

10.1	Eighth Amendment to Credit Agreement, dated as of October 10, 2014, by and among Memorial Production Partners LP, Memorial Production Operating LLC, Wells Fargo Bank, National Association, as administrative agent for the lenders party thereto, JPMorgan Chase Bank, N.A., as syndication agent for the lenders party thereto, Royal Bank of Canada, The Royal Bank of Scotland plc, MUFG Union Bank, N.A. f/k/a Union Bank, N.A. and Comerica Bank, as co-documentation agents for the lenders party thereto, and the other lenders party thereto

99.1	Statements of Revenues and Direct Operating Expenses of the Oil and Gas Properties Under Contract for Purchase by Memorial Production Partners LP from Merit Energy for the six months ended June 30, 2014 and 2013 (unaudited)

99.2	Memorial Production Partners LP’s Unaudited Pro Forma Condensed Combined Financial Statements as of June 30, 2014 and for the sixth months ended June 30, 2014

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEMORIAL PRODUCTION PARTNERS LP

	By:	Memorial Production Partners GP LLC, its general partner

Date: October 14, 2014	By:	/s/ Kyle N. Roane
Kyle N. Roane
Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Eighth Amendment to Credit Agreement, dated as of October 10, 2014, by and among Memorial Production Partners LP, Memorial Production Operating LLC, Wells Fargo Bank, National Association, as administrative agent for the lenders party thereto, JPMorgan Chase Bank, N.A., as syndication agent for the lenders party thereto, Royal Bank of Canada, The Royal Bank of Scotland plc, MUFG Union Bank, N.A. f/k/a Union Bank, N.A. and Comerica Bank, as co-documentation agents for the lenders party thereto, and the other lenders party thereto

99.1	Statements of Revenues and Direct Operating Expenses of the Oil and Gas Properties Under Contract for Purchase by Memorial Production Partners LP from Merit Energy for the six months ended June 30, 2014 and 2013 (unaudited)

99.2	Memorial Production Partners LP’s Unaudited Pro Forma Condensed Combined Financial Statements as of June 30, 2014 and for the sixth months ended June 30, 2014